UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

WORLD SURVEILLANCE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

(a)	At the Annual Meeting of the holders of common stock of the Company, the proposals listed below were submitted to a vote of the shareholders.

(b)	At the Annual Meeting, each of the proposals was approved by the shareholders pursuant to the voting results set forth below.

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Withheld

Anthony R. Bocchichio	152,419,227	2,906,349

Kevin S. Pruett	151,412,781	3,912,795

Proposal 2 – Ratification of Appointment of Company’s Independent Registered Public Accounting Firm, Rosen Seymour Shapss Martin & Company LLP

The shareholders ratified the appointment of Rosen Seymour Shapss Martin & Company LLP, as the Company’s independent registered public accounting firm, as set forth below:

Votes For	Votes Withheld	Abstain

312,024,103	452,715	1,062,783

There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc. (Registrant)

Date: July 25, 2012	By:	/s/ Glenn D. Estrella
By: Glenn D. Estrella Title: President and Chief Executive Officer